EXHIBIT 99.5
                         EXECUTIVE EMPLOYMENT AGREEMENT


      THIS AGREEMENT, effective as of October 12, 2005 (the "Agreement"), by and between Paradigm Solutions International, Inc., a Maryland corporation having its principal offices at 2600 Tower Oaks Boulevard (the "Company"), and Stephen
M. Fochler (the "Executive").

      WHEREAS, the Company desires to employ and retain the Executive for the term specified herein in order to advance the business and interests of the Company on the terms and conditions set forth herein; and

      WHEREAS, the Executive desires to provide his services to the Company in such capacities, on and subject to the terms and conditions hereof.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

      1. Employment and Term. Subject to all of the terms and conditions hereof, the Company does hereby employ and agree to employ the Executive as its Director of Product Development and Support for and during the Employment Term, as defined below, and the Executive does hereby accept such employment. The term of employment shall commence on October 16, 2005 (the "Effective Date") and shall continue until October 15, 2008 unless earlier terminated as herein provided (the "Employment Term"), and thereafter shall be renewed for additional terms of one (1) year, unless either party provides the other with notice, as provided for herein, at least ninety (90) days prior to the date the Employment Term would otherwise renew, of that party's intention not to so renew such term.

      2. Duties of Executive. The Executive shall, during the Employment Term hereunder, perform the executive and administrative duties, functions and privileges incumbent with the position of Director and such other duties as reasonably determined by the Chief Executive Officer and the Board of Directors of the Company from time to time. The Executive shall report to the Chief Executive Officer of the Company, and if so elected, the Executive shall serve as a member of the Board of Directors without additional compensation. The Executive agrees to serve the Company faithfully, conscientiously and to the best of his ability, and to devote substantially all of his business time to the business and affairs of the Company, primarily with respect to its Blair Technology Group ("BTG") operations (and, if requested by the Board of Directors, any subsidiary or affiliate of the Company) so as to promote the profit, benefit and advantage of the Company and, if applicable, any subsidiaries or affiliates of the Company. The Executive agrees to accept the compensation to be made to him under this Agreement as full and complete compensation for the services required to be performed by, and the covenants of, the Executive under this Agreement.

      3. Location and Travel. The Executive shall not be required to relocate outside the greater Altoona, Pennsylvania metropolitan area without his consent. The Executive acknowledges, however, that significant domestic and international travel may be required as part of his duties hereunder; and the Executive agrees to undertake such travel as may be reasonably required by the business of the Company from time to time.

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      4. Compensation.

            Base Salary. The Executive shall be paid Base Salary (as defined herein) at the annual rate of one hundred twenty thousand dollars ($120,000) for period of October 16, 2005 through October 15, 2006. The Executive shall be paid Base Salary (as defined herein) at the annual rate of one hundred thirty-two thousand dollars ($132,000) for period of October 16, 2006 through October 15, 2007. The Executive shall be paid Base Salary (as defined herein) at the annual rate of one hundred forty-five thousand dollars ($145,000) for period of October 16, 2007 through October 15, 2008. All compensation shall be made in accordance with the standard payroll practices of the Company, and whichever compensation rate is applicable at a particular time is referred to herein as the "Base Salary."

            Bonus Compensation. The Executive shall be paid Bonus Compensation (as defined herein) as a result of the Company's earnings associated with its BTG operations. Specifically, the Executive shall receive a portion of a pool of money equal to one fourth of the amount, if any, by which BTG's earnings before interest, taxes, depreciation and amortization ("EBITDA") exceed the budgeted amounts of EBITDA for each of the three, 12 month periods ended on October 31, 2008. The EBITDA calculation for the period ended November 30, 2006 shall be adjusted for redirected employees and sales of the Company's products and services in the same manner as is contemplated by Section 1.7 of the Merger Agreement of even date herewith by and among the Company, Executive and others. Such Bonus Compensation pool will be divided among those of the three former principals of Blair Technology Group then employed by the Company in proportion to their respective individual Base Salary in relation to total combined Base Salary of all such principals who are then still employed by the Company at the end of the respective measurement period; provided, however, that if Executive is not employed by the Company at the end of the applicable measurement period, he shall share in the bonus pool, on a pro rata basis based on the portion of the measurement period that he was so employed, unless he was terminated for Cause or voluntarily resigned without Good Reason, in either of which events he shall not share in the bonus pool. The three measurement periods, and their respective EBITDA targeted amounts are as follows:

                  November 1, 2005 through October 31, 2006   $600,000 EBITDA

                  November 1, 2006 through October 31, 2007   $750,000 EBITDA

                  November 1, 2007 through October 31, 2008   $900,000 EBITDA

            In the event that either the Executive's job duties and responsibilities are directed away from the Company's BTG operations, or the Company is no longer able to track the performance of the BTG operations, the Executive and the Company shall work together in good faith to modify the targeted amounts associated with the Bonus Compensation to provide the Executive with an opportunity to earn a comparable amount of Bonus Compensation as a result of his contribution associated with the performance by those of the Company's operations with which the Executive was associated.

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            Automobile  Allowance.  The  Executive  shall be paid an  Automobile
Allowance as an addition to monthly Base Compensation in the amount of three hundred fifty dollars ($350) per month for the term of this agreement. Mileage reimbursement will also be provided to the Executive for business miles driven in accordance with Company policy for reimbursed business expenses.

                  4.1. Regular Benefits. The Executive shall be entitled to participate in any health insurance, accident insurance, hospitalization insurance, life insurance, pension, or any other similar plan or benefit provided by the Company to its executives or employees generally, including, but not limited to any stock option plan, if and to the extent that the Executive is eligible to participate in accordance with the provisions of any such insurance, plan or benefit generally (such benefits, collectively, the "Regular Benefits"). The Executive will be provided such Regular Benefits ----------------- through those of the Blair Technology Group benefit plans in existence prior to the date of this Agreement until such time that transition to the Company's benefits is undertaken. In any event, the Regular Benefits will be no less favorable to Executive than the benefits previously provided to the Executive by Blair Technology Group prior to the date of this Agreement, and will provide credit to Executive for years of service to the Blair Technology Group prior to the date of this Agreement.

                  4.2. Vacation. The Executive shall be entitled to vacation as provided in the Company's policies, such vacation to be taken at times mutually agreeable to the Executive and the Company. The Executive shall further be entitled to the number of paid holidays, and leaves for illness or temporary disability in accordance with the policies of the Company for its senior executives. The Executive will be provided vacation through the Blair Technology Group "Paid Time Off" policy previously in existence prior to the date of this Agreement until such time that transition to the Company's vacation benefits plan is undertaken. The vacation benefits and rate of benefit accrual received by Executive shall be no less favorable to Executive than those provided to the Executive by Blair Technology Group prior to the date of this Agreement.

                  4.3. Term Life Insurance. The Company shall have the right from time to time to purchase, modify or terminate insurance policies on the life of the Executive for the benefit of the Company in such amount as the Company shall determine in its sole discretion. In connection therewith the Executive shall, at such time or times and at such place or places as the Company may reasonably direct, submit himself to such physical examinations and execute and deliver such documents as the Company may deem necessary or desirable; provided, however, that the eligibility of the Executive for, or the availability of, such insurance shall not be deemed to be a condition of continued employment hereunder. The Executive makes no representation to the Company as to his current or future eligibility for insurance. The Executive may continue, at his own option and expense, the life insurance (key man and buy/sell term insurance) in force for the Executive prior to the date of this Agreement. If Executive continues such insurance, he will also have all rights associated with such policies and will take over policy ownership and beneficiary designation.

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                        4.4. Expense Reimbursement.  The Company shall reimburse
      the Executive for all expenses reasonably incurred by him in connection with the performance of his duties hereunder and the business of the Company upon the submission to the Company of appropriate receipts therefor, in accordance with the expense reimbursement policy of the Company.

      5. Termination and Severance Arrangements.

                  5.1. Termination by the Company. The Company may terminate this Agreement at any time on or after October 16, 2005 by providing at least thirty (30) days advance written notice to the Executive. In the event that the Company terminates this Agreement (a) other than in connection with a Change of Control, in which event Section 6 shall apply, and (b) other than for Cause, in which event Section 5.3 shall apply, the Company shall, notwithstanding such termination, in consideration for all of the undertakings and covenants of the Executive contained herein, continue to pay to the Executive the Base Salary and the Regular Benefits for the balance of the three (3) year employment term as of the date of such termination, but, in any event, not less than twelve months from the date of such termination. In addition, in the event the Company terminates this Agreement as described in the immediately preceding sentence, any and all options granted to the Executive by the Company shall become automatically and immediately vested and exercisable. In no event however, shall the continuation of such payments during such post-termination period be deemed to be employment hereunder for purposes of calculating any bonus due to the Executive or for purposes of determining the vesting or exercise period of any stock options granted hereunder, or otherwise.

                  5.2. Termination by Executive. The Executive may terminate his employment for Good Reason and receive the payments and benefits specified in Section 5.1 in the same manner as if the Company had terminated his employment without Cause. For purposes of this Agreement, "Good Reason" will exist if any one or more of the following occur:

                        5.2.1. Failure by the Company to honor any of its material obligations under this Agreement, including, without limitation, its obligations under Section 4 (Compensation), Section 10 (Indemnification) and Section 12.5 (Successor Obligations).

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                        5.2.2.  Failure by the  Company to honor its own code of
      ethics related to the preparation of financial statements or any other business practices.

                        5.2.3. Demotion in title or rank and/or diminution in basic duties and responsibilities assigned to Executive or relocation of Executive by more than 25 miles from the location set forth in Section 3.

                  5.3. Termination for Cause. Notwithstanding the Employment Term, the Company may terminate the Executive for Cause, as defined below, upon a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors (excluding the Executive, if a director). In the event that the employment of the Executive is terminated by the Company for Cause, no severance or other post-termination payment shall be due or payable by the Company to the Executive (except solely such Base Salary or other payments as may have been accrued but not yet paid prior to such termination). For purposes hereof, "Cause" shall mean: (a) the conviction with respect to any felony or misdemeanor involving theft, fraud, dishonesty or misrepresentation;
      (b) any material misappropriation, embezzlement or conversion of the Company's or any of its subsidiary's or affiliate's property by the Executive; (c) willful misconduct by the Executive in respect of the material duties or obligations of the Executive under this Agreement; or
      (d) a material breach by the Executive of any of his material obligations hereunder, after written notice thereof and a reasonable opportunity of thirty (30) days to cure the same, provided that the same is not caused by the physical disability including mental disease or defect of the Executive, in which event Section 5.4 shall apply.

                  5.4. Death or Disability. In the event that the employment of the Executive by the Company is terminated by reason of the death of the Executive or by reason of medical or psychiatric disability which prevents the Executive from satisfactorily performing a material portion of his duties for ninety (90) consecutive calendar days (a "Disability"), the Company shall, promptly upon such termination, ---------- pay the Executive an amount equal to three (3) months of Base Salary, in a single lump sum. The Executive may continue, at his own option and expense, the disability insurance in force for the Executive at time of acquisition and to take over policy ownership and beneficiary designation.

      6. Parachute Provisions.

                  6.1. Change of Control. For purposes of this Agreement, a "Change of Control" shall be deemed to have occurred upon the occurrence of any one or more of the following events.


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                        6.1.1.  Any  "person" or "group" (as such terms are used
      in connection with Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) but excluding the Executive or any employee benefit plan of the Company (a) is or becomes the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors, or (b) acquires by proxy or otherwise fifty percent (50%) or more of the combined voting securities of the Company having the right to vote for the election of directors of the Company, for any merger or consolidation of the Company, or for any other matter; provided, however, that a Change of Control shall not be deemed to have occurred solely by reason of the public ownership of fifty percent (50%) or more of the Common Stock of the Company;

                        6.1.2. There shall be consummated without the consent of the Executive (a) any consolidation, merger or recapitalization of the Company or any similar transaction involving the Company, whether or not the Company is the continuing or surviving corporation, (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all of the assets of the Company or (c) the adoption of a plan of complete liquidation of the Company (whether or not in connection with the sale of all or substantially all of the Company's assets) or a series of partial liquidations of the Company that is de jure or de facto part of a plan of complete liquidation of the Company; provided that the divestiture of less than substantially all of the assets of the Company in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off, sale of the stock or merger of a Subsidiary or otherwise, or a transaction solely for the purpose of reincorporating the Company in another jurisdiction, shall not constitute a Change in Control.

                  6.2. Rights on Change in Control. If within one year after, or ninety (90) days prior to, a Change in Control of the Company, the Company shall terminate the Executive's employment other than by reason of the Executive's death or Disability or for Cause, the Company shall pay to the Executive as compensation for services rendered, and take action to effect the following steps, not later than the fifth business day after the date of termination:

                        6.2.1. Pay the Executive's Base Salary through the date of termination, any Regular Benefits and incentive compensation for the fiscal year in which the termination occurs in accordance with any arrangements then existing with the Executive and proportionate to the period of the fiscal year which has expired prior to the termination; and

                        6.2.2. Pay a lump sum severance payment equal to the Base Salary for the balance of the three year term of this Agreement then remaining but in no event for less than twelve months.

                        6.2.3. Any and all options granted to the Executive shall become automatically and immediately vested and exercisable.

                        6.2.4. Register, as soon as is reasonably practicable, of those shares of capital stock of the Company then owned by the Executive which have yet to be registered.

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      7. Proprietary Rights.

                  7.1. Non Competition. The Executive covenants and agrees that for so long as he shall be employed by the Company and for a period of one
      (1) year from the date of the termination of such employment for any reason (such period of time the "Restricted Period") the Executive shall not directly or indirectly, own, manage, control, operate invest in or become principal of employee of, director of, or consultant to, any business, entity or venture which is competitive with the business of the Company as conducted at such time; provided, however, that it shall not be a violation of this Agreement for the Executive to have beneficial ownership of less than five percent (5%) of the outstanding amount of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on a national securities exchange or quoted on an inter-dealer quotation system.

            7.2. Confidentiality. The Executive recognizes and acknowledges that certain confidential business and technical information used by the Employee in connection with his duties hereunder that includes, without limitation, certain confidential and proprietary information relating to the designing, development, construction and marketing of computer hardware software and services, is a valuable and unique asset of the Company. Executive agrees that he shall at all times maintain the confidentiality of the proprietary information and trade secrets of the Company, and that he shall during the Restricted Period refrain from disclosing any such information to the disadvantage of the Company.

                  7.2.1. During the Restricted Period the Executive shall not, directly or indirectly (a) solicit, in competition with the Company, any person who is a customer of any business conducted by the Company, or (b) in any manner whatsoever induce, or assist others to induce, any supplier of the Company to terminate its association with such entity or do anything, directly or indirectly, to interfere with the business relationship between the Company, and any of their respective current or prospective suppliers.

                  7.2.2. During the Restricted Period the Executive shall not, directly or indirectly, solicit or induce any employee of the Company to terminate his or her employment for any purpose, including without limitation, in order to enter into employment with any entity which competes with any business conducted by the Company

            7.3. Ownership by Company. The Executive acknowledges and agrees that any of his work product created, produced or conceived in connection with his association with the Company shall be deemed work for hire and shall be deemed owned exclusively by the Company. The Executive agrees to execute and deliver all documents required by the Company to document or perfect the Company's proprietary rights in and to the Executive's work product.

            7.4. Remedies. It is expressly understood and agreed that the services to be rendered hereunder by the Executive are special, unique, and of extraordinary character, and in the event of the breach by the Executive of any of the terms and conditions of this Agreement on his part to be performed hereunder, or in the event of the breach or threatened breach by the Executive of the terms and provisions of this Section 7 of this Agreement, then the Company shall be entitled, if it so elects, to institute and prosecute any proceedings in any court of competent jurisdiction, either in law or equity, for such relief as it deems appropriate, including without limiting the generality of the foregoing, any proceedings, to obtain damages for any breach of this Agreement, or to enforce the specific performance thereof by the Executive.

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      8. Market  Standoff  Agreement.  The  Executive  hereby  agrees that if so requested by the Company or by any representative of any underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, the Executive shall not sell or otherwise transfer any securities of the Company during the ninety-day period following the effective date of a registration statement of the Company filed under the Securities Act.

      9. Director's and Officer's Liability Insurance. To protect Executive from any liability, loss, claims, damages, or costs, including legal fees and costs, prior to any public offering of any securities of the Company, the Company shall purchase and maintain director's and officer's liability insurance (the "D&O Insurance") in an amount not less than Two Million Dollars ($2,000,000), or in such amount as is later agreed upon by Executive and Company.

      10. Indemnification. As an employee, officer and director of the Company, the Executive shall be indemnified against all liabilities, damages, fines, costs and expenses by the Company in accordance with the indemnification provisions of the Company's Certificate of Incorporation as in effect on the date hereof, and otherwise to the fullest extent to which employees, officers and directors of a corporation organized under the laws of the state of incorporation of the Company may be indemnified pursuant to the laws of such state, as the same may be amended from time to time (or any subsequent statute of similar tenor and effect), subject to the terms and conditions of such statute.

      11. Independent Representation. The Executive acknowledges that he has had the opportunity to seek independent counsel and tax advice in connection with the execution of this Agreement, and the Executive represents and warrants to the Company (a) that he has sought such independent counsel and advice as he has deemed appropriate in connection with the execution hereof and the transactions contemplated hereby, and (b) that he has not relied on any representation of the Company as to tax matters, or as to the consequences of the execution hereof.

                  11.1. Neutral Construction. No party may rely on any drafts of this Agreement in any interpretation of the Agreement. Each party to this Agreement has reviewed this Agreement and has participated in its drafting and, accordingly, no party shall attempt to invoke the normal rule of construction to the effect that ambiguities are to be resolved against the drafting party in any interpretation of this Agreement.

                  11.2. Attorney's Fees. In the event that either party hereto commences litigation against the other to enforce such party's rights hereunder, the prevailing party shall be entitled to recover all costs, expenses and fees, including reasonable attorneys' fees (including in-house counsel), paralegals, fees, and legal assistants' fees through all appeals.

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      12. General.

                  12.1. No Brokers. Each of the parties to this Agreement represents and warrants to the other that it has not utilized the services of any finder, broker or agent. Each of the parties agrees to indemnify the other against any and all liabilities to any person, firm or corporation claiming any fee or commission of any kind on account of services rendered on behalf of such party in connection with the transactions contemplated by this Agreement.

                  12.2. Applicable Law. This document shall in all respects be governed by the laws of the State of Maryland. The parties acknowledge that substantially all of the negotiations relating to this Agreement were conducted in Maryland, and that this Agreement has been executed by both parties in Maryland. Any legal suit, action or proceeding against any party hereto arising out of or relating to this Agreement shall be instituted in a federal or state court in Montgomery County, Maryland, and each party hereto waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding and each party hereto irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding.

                  12.3. Rights Absolute. The Company's obligation to pay the Executive the compensation specified herein shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, any setoff, counterclaim, defense or other right which the Company may have against the Executive or anyone else. All amounts payable by the Company hereunder shall be paid without notice or demand.

                  12.4. No Offset. Except as expressly provided herein, the Company waives all rights it my now have or may hereafter have conferred upon it, by statute or otherwise, to terminate, cancel or rescind this Agreement in whole or in part. The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment, and if Executive obtains such other employment, any compensation earned by Executive pursuant thereto shall not be applied to mitigate any payment made to Executive pursuant to this Agreement.

                  12.5. Successor Obligations. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume by written agreement and to agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

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                                                                 EXECUTION COPY

                  12.6. Survival. The parties hereto agree that the covenants contained in Section 7 hereof shall survive any termination of employment by the Executive and any termination of this Agreement. In addition, the parties hereto agree that any compensation or right which shall have accrued to the Executive as of the date of any termination of employment or termination hereof shall survive any such termination and shall be paid when due to the extent accrued on the date of such termination.

                  12.7. Assignability. All of the terms and provisions contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns. The obligations of the Executive however, may not be assigned, and the Executive may not, without the Company's written consent, assign, transfer, convey, pledge, encumber, hypothecate or otherwise dispose of this Agreement or any interest therein. Any such attempted assignment or disposition shall be null and void and without effect. The Company and the Executive agree that this Agreement and all of the Company's rights and obligations hereunder may be assigned or transferred by the Company to and may be assumed by and become binding upon and may inure to the benefit of any affiliate of or successor to the Company. The term "successor" shall mean, with respect to the Company or any of its subsidiaries, and any other corporation or other business entity which, by merger, consolidation, purchase of the assets, or otherwise, acquires all or a material part of the assets of the Company. Any assignment by the Company of its rights and obligations hereunder to any affiliate of or successor shall not be considered a termination of employment for purposes of this Agreement.

                  12.8. Notices. Any and all notices required or desired to be given hereunder by any party shall be in writing and shall be validly given or made to another party if delivered either personally, by telex, facsimile transmission, same-day delivery service, overnight expedited delivery service, or if deposited in the United States Mail, certified or registered, postage prepaid, return receipt requested. If notice is served personally, notice shall be deemed effective upon receipt. If notice is served by telex or by facsimile transmission, notice shall be deemed effective upon transmission, provided that such notice is confirmed in writing by the sender within one day after transmission. If notice is served by same day delivery service or overnight expedited delivery service, notice shall be deemed effective the day after it is sent, and if notice is given by United States mail, notice shall be deemed effective five days after it is sent. In all instances, notice shall be sent to the parties at the following addresses:

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                                                                 EXECUTION COPY

         If to the Company:               Raymond A. Huger, CEO
                                          Paradigm Solutions International, Inc.
                                          1600 Tower Oaks Blvd., Suite 500
                                          Rockville, MD  20852
                                          Fax:(301) 468-0458
                                          Attention: Raymond A. Huger, CEO

         If to the Executive:             Stephen M. Fochler
                                          549 Devonshire Drive
                                          Hollidaysburg, PA  16648
                                          Fax:(814) 946-5173

Any party may change its address for the purpose of receiving notices by a written notice given to the other party.

                  12.9. Modifications or Amendments. No amendment, change or modification of this document shall be valid unless in writing and signed by all of the parties hereto.

                  12.10. Waiver. No reliance upon or waiver of one or more provisions of this Agreement shall constitute a waiver of any other provisions hereof.

                  12.11. Severability. If any provision of this Agreement as applied to either party or to any circumstances shall be adjudged by a court of competent jurisdiction to be void or unenforceable, the same shall in no way affect any other provision of this Agreement or the validity or enforceability of this Agreement. If any court construes any of the provisions to be unreasonable because of the duration of such provision or the geographic or other scope thereof, such court may reduce the duration or restrict the geographic or other scope of such provision and enforce such provision as so reduced or restricted.

                  12.12. Separate Counterparts. This document may be executed in one or more separate counterparts, each of which, when so executed, shall be deemed to be an original. Such counterparts shall, together, constitute and shall be one and the same instrument.

                  12.13. Headings. The captions appearing at the commencement of the sections hereof are descriptive only and are for convenience of reference. Should there be any conflict between any such caption and the section at the head of which it appears, the substantive provisions of such section and not such caption shall control and govern in the construction of this document.

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                                                                 EXECUTION COPY

                  12.14. Specific Performance. It is agreed that the rights granted to the parties hereunder are of a special and unique kind and character and that, if there is a breach by any party of any material provision of this Agreement, the other party would not have any adequate remedy at law. It is expressly agreed, therefore, that the rights of the parties hereunder may be enforced by an action for specific performance and other equitable relief.

                  12.15. Further Assurances. Each of the parties hereto shall execute and deliver any and all additional papers, documents and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of the parties hereto.

                  12.16. Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement, and any and all prior agreements or representations are hereby terminated and canceled in their entirety.


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                                                                 EXECUTION COPY

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed this 12th day of October 2005, effective as of the date first above written.

                              PARADIGM SOLUTIONS INTERNATIONAL, INC.

                              By: /s/ Frank Jakovac
                                 ------------------------------------
                              Name: Frank Jakovac
                              Title: President and Chief Operating Officer


                              /s/ Stephen M. Fochler
                              ---------------------------------------
                              STEPHEN M. FOCHLER



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